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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated January 29, 1999 included in Geerlings & Wade, Inc.'s Form 10-K for the year ended December 31, 1998.


                                   /s/ ARTHUR ANDERSEN LLP
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                                   ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 17, 1999